For Immediate Release

Janus Capital to Launch Two Small Cap ETFs

DENVER, Nov. 5, 2015 – Janus Capital Group, Inc. (NYSE:JNS) today announced it has filed a registration statement with the Securities and Exchange Commission for two innovative enhanced beta Exchange Traded Funds (ETFs), which draw on the expertise of Janus’s fundamental small and mid-cap management teams: the Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF.

As the investing landscape evolves, Janus has expanded its offerings to include ETFs, giving advisors access to a suite of new, intelligent investment solutions. The Janus small cap products will be the first ETFs to launch since Janus’s November 2014 acquisition of VS Holdings Inc., the parent company of VelocityShares, LLC, the developer of sophisticated solutions for institutional investors and traders. Janus’s ETP business has grown to approximately $3.5 billion in assets across 17 investment products as of September 30, 2015.

“These ETFs are the result of a great opportunity to marry Janus’s expertise as a fundamental manager in the small cap arena, with our robust quantitative abilities in exchange traded products. After extensive development work we look forward to offering these innovative ETFs,” said Nick Cherney, Senior Vice President, Head of Exchange Traded Products of Janus Capital Group.

“High quality active management is both an art and a science. These products are intended to extract the science portion of Janus’s small cap investment process and deliver it in a tax efficient, transparent and low cost ETF vehicle to meet the increasing client need for such products,” said Jonathan Coleman, Portfolio Manager of Janus Triton and Janus Venture Funds.

About Janus Capital Group, Inc.

Janus Capital Group Inc. (“JCG”) is a global investment firm dedicated to delivering better outcomes for clients through a broad range of actively managed investment solutions, including fixed income, equity, alternative and multi-asset class strategies. It does so through a number of distinct investment platforms, including investment teams within Janus Capital Management LLC (“Janus”), as well as INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), in addition to a suite of exchange-traded products under VelocityShares. Each team brings distinct asset class expertise, perspective, style-specific experience and a disciplined approach to risk. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. At the end of September 2015, JCG’s complex-wide assets totaled approximately $185.0 billion for shareholders, clients and institutions around the globe. Based in Denver, Colorado, JCG also has offices in London, Milan, Singapore, Hong Kong, Tokyo, Melbourne, Sydney, Paris, The Hague, Zurich, Frankfurt, Dubai and Taipei.

www.Janus.com

A registration statement relating to these funds has been filed with the Securities and Exchange Commission but has not yet become effective. The information in the prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Please consider the investment objectives, risks, and charges and expenses of the ETFs carefully before investing. The ETFs’ prospectus will contain this and other information about the funds. You can obtain a copy of the prospectus by calling 1-877-33-JANUS. The final prospectus should be read carefully before investing.

Media Contacts:

Erin Passan

Tel: (303) 394-7681

Erin.Passan@janus.com

Vanessa Friedman

Tel: (917) 405-1897

vanessa@vdotconsulting.com

Investor Relations Contact:

John Groneman

Tel: (303) 336-7466

John.Groneman@janus.com

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